FIRST AMERICAN STRATEGY FUNDS, INC.

                           CLASS S AND CLASS Y SHARES


              Supplement dated September 24, 2001 to the Prospectus
                            dated September 24, 2001

      THIS INFORMATION SUPPLEMENTS THE PROSPECTUS DATED SEPTEMBER 24, 2001.
       THIS SUPPLEMENT AND THE PROSPECTUS CONSTITUTE A CURRENT PROSPECTUS.
        TO REQUEST A COPY OF THE PROSPECTUS, PLEASE CALL 1-800-637-2548

Effective September 24, 2001, the Main Investment Strategies of the Underlying Funds were amended as follows:


EQUITY INCOME FUND

Under normal market conditions, Equity Income Fund invests primarily (at least 80% of the fund's net assets, plus the amount of any borrowings for investment purposes) in equity securities of companies which the fund's investment advisor believes are characterized by:

*        the ability to pay above average dividends.

*        the ability to finance expected growth.

*        strong management.

The fund previously required at least 80% of the fund's total assets to be invested in this strategy.


EQUITY INDEX FUND

Under normal market conditions, Equity Index Fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the S&P 500. The fund previously required at least 90% of the fund's total assets to be invested in this strategy.


LARGE CAP GROWTH FUND

Under normal market conditions, Large Cap Growth Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of companies that have market capitalizations of at least $5 billion at the time of purchase. The fund previously required at least 80% of the fund's total assets to be invested in this strategy.


LARGE CAP VALUE FUND

Under normal market conditions, Large Cap Value Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of companies that cover a broad range of industries and that have market capitalizations of at least $5 billion at the time of purchase. The fund previously required at least 80% of the fund's total assets to be invested in this strategy.


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MID CAP GROWTH FUND

Under normal market conditions, Mid Cap Growth Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. The fund previously required at least 80% of the fund's total assets to be invested in this strategy.


MID CAP VALUE FUND

Under normal market conditions, Mid Cap Value Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. The fund previously required at least 80% of the fund's total assets to be invested in this strategy.


SMALL CAP GROWTH FUND

Under normal market conditions, Small Cap Growth Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. The fund previously required at least 80% of the fund's total assets to be invested in this strategy.


SMALL CAP VALUE FUND

Under normal market conditions, Small Cap Value Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. The fund previously required at least 80% of the fund's total assets to be invested in this strategy.


REAL ESTATE SECURITIES FUND

Under normal market conditions, Real Estate Securities Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of publicly traded companies engaged in the real estate industry. The fund previously required at least 80% of the fund's total assets to be invested in this strategy.


INTERNATIONAL FUND

Under normal market conditions, International Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities that trade in markets other than the United States. The fund previously required at least 80% of the fund's total assets to be invested in this strategy.


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EMERGING MARKETS FUND

Under normal market conditions, Emerging Markets Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities of emerging markets issuers. The fund previously required at least 80% of the fund's total assets to be invested in this strategy.


FIXED INCOME FUND

At least 80% of the fund's net assets (plus the amount of any borrowings for investment purposes) will be invested in fixed rate obligations. The fund previously required at least 80% of the fund's total assets to be invested in fixed rate obligations.


HIGH YIELD BOND FUND

Under normal market conditions, High Yield Bond Bond Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in securities rated lower than investment grade at the time of purchase or in unrated securities of comparable quality (securities commonly referred to as "high-yield" securities or "junk bonds"). The fund previously required at least 80% of the fund's total assets to be invested in this strategy.


STRATEGIC INCOME FUND

Under normal market conditions, Strategic Income Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in a combination of:

* securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including mortgage-backed securities, and investment grade debt obligations issued by domestic issuers.

* high-yield (non-investment grade) debt obligations issued by domestic issuers.

* investment grade and high-yield debt obligations issued by foreign governments and other foreign issuers.

The fund previously required that at least 65% of total assets be invested in this strategy.